
YOUR
JOURNEY
BEGINS HERE®
LCI®
LCI INDUSTRIES
lippertcomponents.com

# › Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

LCI INDUSTRIES

passionate about

# winning

team play with trust

honesty • integrity • candor

caring about

# people

positive attitude

LCI INDUSTRIES

# › Financial Performance


Net Sales
OEM net sales
Aftermarket net sales
EBITDA(1)
EBITDA
Net Sales and EBITDA (in millions)
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$400
$350
$300
$250
$200
$150
$100
$50
$0
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,679
$1,548
$131
$2,148
$1,977
$171
$2,476
$2,243
$233
2011
2012
2013
2014
2015
2016
2017
2018

(1) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

# Sales by Market

| ($ in millions) | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|
| OEM Towable | $503 | $660 | $725 | $836 | $932 | $1,082 | $1,404 | $1,432 |
| Year over year growth | 18% | 31% | 10% | 15% | 11% | 16% | 30% | 2% |
| OEM Motorhome | 16 | 30 | 48 | 70 | 87 | 116 | 138 | 144 |
| Year over year growth | -4% | 86% | 59% | 46% | 24% | 33% | 19% | 4% |
| OEM Adjacent Industries | 129 | 171 | 197 | 210 | 267 | 322 | 399 | 574 |
| Year over year growth | 34% | 32% | 15% | 7% | 27% | 21% | 24% | 44% |
| Aftermarket | 30 | 35 | 39 | 64 | 103 | 131 | 161 | 222 |
| Year over year growth | -3% | 18% | 11% | 64% | 61% | 27% | 23% | 38% |
| International | 3 | 5 | 7 | 11 | 14 | 28 | 46 | 104 |
| Year over year growth | 50% | 67% | 40% | 57% | 27% | 100% | 64% | 126% |
| Total | $681 | $901 | $1,016 | $1,191 | $1,403 | $1,679 | $2,148 | $2,476 |
| Year over year growth | 19% | 32% | 13% | 17% | 18% | 20% | 28% | 15% |

LCI INDUSTRIES

- Sales of Furrion products were approximately $90M for 2018
- Prior periods have been recast to conform to the Company's current reportable segments

# Non-OEM Towable RV Net Sales


$1,044
CAGR
28%
31%
28%
25%
$1,000
$800
$600
$400
$200
$0
($ in millions)
$104
$144
$222
$574
$146
$17
$31
$96
2010
2018
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

Sales for the year ended December 31, 2010 compared to the year ended December 31, 2018. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 64% of consolidated net sales, respectively.

LCI INDUSTRIES

# Consolidated Sales Growth

**Sales for the years ended December 31 for each year unless noted**



$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
($ in millions)
2013
2014
2015
2016
2017
2018
(a)
Acquisitions ($480M, 33%) (b)
Organic ($510M, 35%) (c)
Industry ($470M, 32%) (d)

a) Pro forma impact of acquisitions completed in 2018, assuming each of these had been completed at the beginning of the period ended December 31, 2018.
b) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
c) Organic growth consists primarily of gains in market share, price increases and new product sales.
d) Industry growth represents the increase in industry-wide RV wholesale shipments.

LCI INDUSTRIES

# OEM and Aftermarket Industries

LCI INDUSTRIES

# › RV Wholesale Shipments



Thousands of Units
600
500
400
300
200
100
-
1980
1985
1990
1995
2000
2005
2010
2015



Thousands of Units
600
500
400
300
200
100
-
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1980
1985
1990
1995
2000
2005
2010
2015



60%
40%
20%
0%
-20%
-40%
-60%
RV Shipments Annual Change
1980
1985
1990
1995
2000
2005
2010
2015



Thousands of Units
900
800
700
600
500
400
300
200
100
-
200
175
150
125
100
75
50
25
0
1980
1985
1990
1995
2000
2005
2010
2015
RV Shipments
Federal Interest Rate
Consumer Confidence
U.S. Monthly Average Truck Production

Charts updated through December 2018.

LCI INDUSTRIES

# › Product Lines & Volumes



AUDIO-VISUAL ELECTRONICS
FURNITURE
5,000 + RV & MARINE PIECES DAILY
APPLIANCES
SHOWERS & SINKS
AWNINGS
700+ AWNINGS DAILY
MATTRESSES
2,800 MATTRESSES DAILY
ELECTRONICS
WINDOWS
22,000 + RV, BUS, & RESIDENTIAL PIECES DAILY
DOORS
2,000+ ENTRY DOORS DAILY
SLIDE-OUT MECHANISMS
3,000 + DAILY
AXLES
3,100 + RV & TRAILER AXLES DAILY
STEPS
TOWABLE RV CHASSIS
1,300 + DAILY
BAGGAGE DOORS
3,500+ PIECES DAILY
LEVELING
300 + LEVELING SYSTEMS DAILY
SUSPENSION ENHANCEMENTS

LCI INDUSTRIES

# Competitive Advantages

- Product Breadth
  - It would take a competitor substantial investments to be able to manufacture the breadth of products that we offer
- Investment into R&D
  - We make significant investments in R&D and our facilities
- Customer Relationships
  - We strive to have the best customer relationships in the industry



# › Industry Trends

Statistics provided by Kampgrounds of America ("KOA") in 2018.



## | Millennials Fueling Growth

- 31% of the total US population
- 37% of all campers
- 49% intend to increase the frequency in which they camp
- Willing to try RVs at the same rate as tents
- More apt to camp in groups

LCI INDUSTRIES

# › Market Shift

Statistics provided by Statistical Surveys, Inc.

## | Younger Market

- Almost 10% shift in market share from Baby Boomers to Millennials
- Millennials are the largest age group and have doubled their market share since 2014



RV Market Share by Age
30%
25%
20%
15%
10%
5%
0%
2014
2015
2016
2017
08/18
25-34
35-44
45-54
55-64
65-74
75+

LCI INDUSTRIES

# › Population Demographic Trend

- From 2018 through 2030, this demographic is expected to grow by an additional 6.4 million individuals



US Population age 35-44
50,000
48,000
46,000
44,000
42,000
40,000
38,000
36,000
Key population demographic begins to decline
Poised to return to growth after a 14 year decline
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

LCI INDUSTRIES

Sources: Euromonitor, BofA Merrill Lynch Global Research

# Camping Industry

Statistics provided by Kampgrounds of America ("KOA") in 2018.



**46%**
Active Campers
58.1 million*



**61%**
Tent Campers
34.1 million



**24%**
RV Campers
13.4 million



**14%**
Cabin Campers
7.8 million

**66%**
Camp Every Year
38.6 million

**9%**
Camp Every Other Year
5.0 million

**25%**
Camp Occasionally
14.6 million

LCI INDUSTRIES

* Estimates based on 126.2 million households. All other (1%) 0.6 million.

# Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



LCI INDUSTRIES

# 2016 – 2018 Acquisitions[(1)]

| ($ in millions) | Purchase Price | Historical Sales | Description |
|---|---|---|---|
| Highwater Furniture | 10.0 | 20 | Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S. |
| Flair Interiors | 8.1 | 25 | Manufacturer of RV furniture and mattresses |
| Project 2000[(2)] | 18.8 | 14 | Italian manufacturer of bed lifts and retractable steps, establishing European footprint |
| Atwood Seating & Chassis | 12.5 | 30 | RV seating and chassis component operation of Atwood Mobile Product, a subsidiary of Dometic Group |
| SessaKlein[(2)] | 8.5 | 11 | Italian manufacturer of rolling stock train windows |
| Lexington | 40.1 | 60 | Manufacturer of marine and RV furniture |
| Metallarte[(2)] | 14.1 | 12 | Italian manufacturer of entry and baggage doors to the European Caravan Industry |
| Taylor Made | 90.4 | 150 | Marine supplier to boat builders and the aftermarket |
| Hehr | 51.5 | 55 | Window and glass solutions for the RV and specialty vehicle markets |
| ST.LA. | 14.8 | 21 | Italian manufacturer of bed lifts and other RV components |
| Smoker Craft Furniture | 28.1 | 30 | Furniture manufacturing operation of Smoker Craft, part of the leading pontoon, aluminum fishing, and fiberglass boat manufacturer. |
| Total | $ 296.9 | $428 | |

*(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $90 million in net sales for the year ended December 31, 2018.*
*(2) Plus contingent consideration payable based on future sales.*

# › Expanding Our Growth Potential(1)


Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
RV Content $2,100
Appliances & Electronics
1,140
540
190
130
100
$5.0B
400
Axles
Adjacent $1,220
Aftermarket
585
560
Doors, Windows, Mattresses and Furniture
260
1,115
International
Marine

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

LCI INDUSTRIES

# › Content Per New Towable RV

- Approximately 64% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV, 47% penetration
- Content has increased $428 or 14% since 2016, up from the average of $157 per year ('01-'16)



2001-2018 average content increase = $164 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$3,022
$3,263
$3,450
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

At industry production levels for the period ended December 2018, each $100 increase in content adds approximately $42 million in sales for LCII.

LCI INDUSTRIES

# › Content Per New Motorhome RV

- Approximately 8% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV, 42% penetration
- Content has increased $480 or 24% since 2016, up from the average of $165 per year ('04 -'16)


2004-2018 average content increase = $176 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$2,011
$2,219
$2,491
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

LCI INDUSTRIES

At industry production levels for the period ended December 2018, each $100 increase in content adds approximately $6 million in sales for LCII.

# Supplemental Schedules

LCI INDUSTRIES

# Operating Results

Three Months Ended December 31

FINANCIAL PERFORMANCE

| *($ in millions, except EPS)* | 2018 | 2017 | Change |
|---|---|---|---|
| Net Sales | $ 536.6 | $ 547.1 | (2%) |
| Operating Profit | $ 29.5 | $ 44.2 | (33%) |
| % of Sales | 5.5% | 8.1% | |
| Net Income | $ 20.2 | $ 17.5 | 16% |
| Diluted EPS | $ 0.80 | $ 0.68 | 18% |

LCI INDUSTRIES

During the fourth quarter of 2018 and 2017, the Company recorded a provisional one-time non-cash charge of $612,000 ($0.02 per diluted share) and $13.2 million ($0.52 per diluted share), respectively, related to the enactment of the Tax Cuts and Jobs Act (the "TCJA"). The charge resulted from the re-measurement of the Company's deferred tax assets considering the TCJA's enacted tax rates. Adjusted non-GAAP net income was $20.8 million and $30.7 million with diluted EPS of $0.82 and $1.20 per share, respectively.

# Operating Results

Years Ended December 31

FINANCIAL PERFORMANCE

| ($ in millions, except EPS) | 2018 | 2017 | Change |
|---|---|---|---|
| Net Sales | $ 2,475.8 | $ 2,147.8 | 15% |
| Operating Profit | $ 198.8 | $ 214.3 | (7%) |
| % of Sales | 8.0% | 10.0% | |
| Net Income | $ 148.6 | $ 132.9 | 12% |
| Diluted EPS | $ 5.83 | $ 5.24 | 11% |

LCI INDUSTRIES

During the fourth quarter of 2018 and 2017, the Company recorded a provisional one-time non-cash charge of $612,000 ($0.03 per diluted share) and $13.2 million ($0.52 per diluted share), respectively, related to the enactment of the TCJA. The charge resulted from the re-measurement of the Company's deferred tax assets considering the TCJA's enacted tax rates. Adjusted non-GAAP net income was $149.2 million and $146.1 million with diluted EPS of $5.86 and $5.76 per share, respectively.

# › Results By Segment

Three Months Ended December 31

FINANCIAL PERFORMANCE

| ($ in millions) | 2018 | 2017 | Change |
|---|---|---|---|
| Net Sales: | | | |
| OEM Segment | $ 485.5 | $ 505.9 | (4%) |
| Aftermarket Segment | 51.1 | 41.2 | 24% |
| Operating Profit: | | | |
| OEM Segment | 23.0 | 38.4 | (40%) |
| Aftermarket Segment | 6.5 | 5.8 | 12% |
| Operating Profit as a Percentage of Net Sales: | | | |
| OEM Segment | 4.7% | 7.6% | |
| Aftermarket Segment | 12.7% | 14.0% | |

LCI INDUSTRIES

# Results By Segment

Years Ended December 31

FINANCIAL PERFORMANCE

| ($ in millions) | 2018 | 2017 | Change |
|---|---|---|---|
| Net Sales: | | | |
| OEM Segment | $2,242.6 | $1,976.6 | 13% |
| Aftermarket Segment | 233.2 | 171.1 | 36% |
| Operating Profit: | | | |
| OEM Segment | 167.5 | 190.3 | (12%) |
| Aftermarket Segment | 31.3 | 24.0 | 30% |
| Operating Profit as a Percentage of Net Sales: | | | |
| OEM Segment | 7.5% | 9.6% | |
| Aftermarket Segment | 13.4% | 14.0% | |

LCI INDUSTRIES

# › Debt Position

| ($ in millions) | Debt | Cash and Investments | Net Cash (Debt) | Cash Utilized for Acquisitions During the Period |
|---|---|---|---|---|
| 12/31/11 | $ - | $ 7 | $ 7 | $ 50 |
| 12/31/12 | - | 10[1] | 10[1] | 1 |
| 12/31/13 | - | 66 | 66 | 5 |
| 12/31/14 | 16 | - | (16)[1] | 107 |
| 12/31/15 | 50 | 12 | (38)[1] | 41 |
| 12/31/16 | 50 | 86 | 36[2] | 49 |
| 12/31/17 | 50 | 26 | (24)[3] | 63 |
| 12/31/18 | 294 | 15 | (279)[4] | 185 |

(1) In December 2012, January 2014 and April 2015, paid special dividends of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million, $47 million and $48 million, respectively.

(2) In June, April and September 2016, paid dividends of $0.30 per share and in December 2016, the Company paid a quarterly dividend of $0.50 per share of the Company's Common Stock, or an aggregate of $34.4 million.

(3) In June, March and September 2017, paid dividends of $0.50 per share and in December 2017, paid a dividend of $0.55 per share of the Company's Common Stock, or an aggregate of $51 million.

(4) In March 2018, paid a dividend of $0.55 per share and in June, September and December 2018, paid a dividend of $0.60 per share of the Company's Common Stock, or an aggregate of $59 million.

LCI INDUSTRIES

# Cash Flow

($ in millions)

| Significant use of cash items since December 31, 2009 | |
|---|---|
| Acquisitions (32) | $ 560 |
| Capital expenditures | 422 |
| Dividends | 318 |
| Stock repurchases | 30 |
| **Total** | **$ 1,330** |

LCI INDUSTRIES

# › Cash Flow


Acquisitions
Capital Expenditures
Stock Repurchases
Dividends
Operating Cash Flow
$400
$350
$300
$250
$200
$150
$100
$50
$-
$0
2010
2011
2012
2013 (1)
2014
2015
2016
2017
2018
$65
$22
$10
$33
$42
$74
$50
$24
$37
$78
$1
$32
$45
$73
$85
$5
$33
$47
$83
$149
$107
$42
$107
$118
$41
$29
$48
$95
$128
$49
$45
$34
$203
$201
$63
$87
$51
$153
$393
$185
$120
$29
$59
$157

Operating cash flow from 2010 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

LCI INDUSTRIES

# Balance Sheets

FINANCIAL PERFORMANCE

| ($ in millions) | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/15 | 12/31/16 | 12/31/17 | 12/31/18 |
|---|---|---|---|---|---|---|---|
| Total Assets | $ 374 | $ 453 | $ 544 | $ 623 | $ 787 | $ 946 | $ 1,244 |
| Total Debt | - | - | 16 | 50 | 50 | 50 | 294 |
| Cash & Investments | 10 | 66 | - | 12 | 86 | 26 | 15 |
| Stockholders' Equity | 284[3] | 314[3] | 395 | 439[3] | 550[4] | 653[5] | 706[6] |
| | | | | | | | |
| Days Sales in A/R[1] | 14 days | 16 days | 15 days | 14 days | 16 days | 18 days | 28 days |
| Inventory Turns[2] | 7.8 turns | 7.9 turns | 8.2 turns | 6.9 turns | 7.5 turns | 7.7 turns | 6.2 turns |

*(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.*

*(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.*

*(3) After cash dividends of $2.00 per share, paid in December 2012, declared in December 2013 and paid in January 2014, paid in April 2015, or $45 million, $47 million $48 million, respectively.*

*(4) After cash dividends of $0.30 per share, paid in April, June and September 2016 and $0.50 per share, paid in December 2016, totaling $34 million.*

*(5) After cash dividends of $0.50 per share, paid in June, March and September 2017 and $0.55 per share, paid in December 2017, totaling $51 million.*

*(6) After cash dividends of $0.55 per share, paid in March 2018 and $0.60 per share, paid in June, September and December 2018, totaling $59 million.*

LCI INDUSTRIES

# Financial Strength

FINANCIAL PERFORMANCE

| (12 months ended) | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/15 | 12/31/16 | 12/31/17 | 12/31/18 |
|---|---|---|---|---|---|---|---|
| Return on Equity | 13% | 16% | 17% | 18% | 26% | 22% | 21% |
| Return on Assets | 10% | 12% | 12% | 12% | 18% | 15% | 13% |
| Return on Invested Capital(1) | 22% | 28% | 26% | 25% | 41% | 34% | 22% |
| Total Debt to Equity | 0.00 | 0.00 | 0.04 | 0.11 | 0.09 | 0.08 | 0.42 |
| Total Debt to EBITDA(2) | 0.00 | 0.00 | 0.12 | 0.32 | 0.20 | 0.19 | 1.10 |

LCI INDUSTRIES

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

# › Reconciliation of Net Income to EBITDA

FINANCIAL PERFORMANCE

| ($ in millions) | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|
| Net Income | $28.0 | $30.1 | $37.3 | $50.1 | $62.3 | $74.3 | $129.7 | $132.9 | $148.6 |
| Income Taxes | 17.2 | 18.2 | 20.5 | 27.8 | 32.8 | 40.0 | 69.5 | 80.0 | 43.8 |
| Interest Expense | 0.2 | 0.3 | 0.3 | 0.4 | 0.4 | 1.9 | 1.7 | 1.4 | 6.4 |
| Depreciation & Amortization | 17.1 | 20.5 | 25.7 | 27.5 | 32.6 | 41.6 | 46.2 | 54.7 | 67.5 |
| EBITDA | 62.5 | 69.1 | 83.8 | 105.8 | 128.1 | 157.8 | 247.1 | 269.0 | 266.3 |
| | | | | | | | | | |
| Capital Expenditures | 10.1 | 24.3 | 32.0 | 32.6 | 42.5 | 29.0 | 44.7 | 87.2 | 119.8 |

LCI INDUSTRIES

# › Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

| *($ in millions)* | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|---|---|
| Segment Net Sales: | | | | | | | |
| OEM | $ 865.9 | $ 976.5 | $1,127.0 | $1,300.1 | $1,548.1 | $1,976.6 | $2,242.6 |
| Aftermarket | 35.2 | 39.1 | 63.8 | 103.0 | 130.8 | 171.1 | 233.2 |
| Total Net Sales | $ 901.1 | $1,015.6 | $1,190.8 | $1,403.1 | $1,678.9 | $2,147.8 | $2,475.8 |
| Segment Operating Profit: | | | | | | | |
| OEM | $ 56.1 | $ 74.6 | $ 88.7 | $ 105.2 | $ 180.9 | $ 190.3 | $ 167.5 |
| Aftermarket | 3.5 | 5.6 | 8.7 | 14.8 | 20.0 | 24.0 | 31.3 |
| Total Segment Operating Profit | 59.6 | 80.2 | 97.4 | 120.0 | 200.9 | 214.3 | 198.8 |
| Severance | - | - | - | (3.7) | - | - | - |
| Sale of extrusion assets | - | - | (1.9) | - | - | - | - |
| Executive Succession | (1.5) | (1.9) | - | - | - | - | - |
| Total Operating Profit | $ 58.1 | $ 78.3 | $ 95.5 | $ 116.3 | $ 200.9 | $ 214.3 | $ 198.8 |

LCI INDUSTRIES

# Stock Price History

- LCI Industries has 24.9 million shares outstanding and a market capitalization of approximately $2.0 billion as of February 28, 2019



$140
$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$108
$130
$67
$81
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2/28

LCI INDUSTRIES

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

## LCI Industries
## Industry Statistics Summary
## TOWABLE RECREATIONAL VEHICLES (RV)

| TOWABLES [1] | Wholesale Units [3] | | | | | Retail Units [4] [5] | | | | | Dealer Inventory Impact | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Month | | YTD | | LTM | Month | | YTD | | LTM | Month | YTD | LTM |
| Dec-16 | 27,900 | 20% | 362,700 | 15% | 362,700 | 13,920 | 17% | 352,706 | 11% | 352,706 | 13,980 | 9,994 | 9,994 |
| Jan-17 | 28,100 | 7% | 28,100 | 7% | 364,600 | 16,471 | 23% | 16,471 | 23% | 355,764 | 11,629 | 11,629 | 8,836 |
| Feb-17 | 33,100 | 10% | 61,200 | 9% | 367,600 | 21,376 | 17% | 37,847 | 19% | 358,828 | 11,724 | 23,353 | 8,772 |
| Mar-17 | 40,300 | 17% | 101,500 | 12% | 373,400 | 35,256 | 13% | 73,103 | 16% | 362,906 | 5,044 | 28,397 | 10,494 |
| Apr-17 | 36,300 | 8% | 137,800 | 11% | 376,000 | 42,456 | 12% | 115,559 | 15% | 367,545 | (6,156) | 22,241 | 8,455 |
| May-17 | 38,700 | 22% | 176,500 | 13% | 383,000 | 48,520 | 16% | 164,079 | 15% | 374,155 | (9,820) | 12,421 | 8,845 |
| Jun-17 | 40,900 | 21% | 217,400 | 14% | 390,100 | 48,314 | 12% | 212,393 | 14% | 379,401 | (7,414) | 5,007 | 10,699 |
| Jul-17 | 27,900 | 16% | 245,300 | 15% | 394,000 | 43,389 | 7% | 255,782 | 13% | 382,298 | (15,489) | (10,482) | 11,702 |
| Aug-17 | 38,500 | 27% | 283,800 | 16% | 402,300 | 42,812 | 15% | 298,594 | 13% | 387,817 | (4,312) | (14,794) | 14,483 |
| Sep-17 | 37,500 | 33% | 321,300 | 18% | 411,600 | 34,445 | 12% | 333,039 | 13% | 391,385 | 3,055 | (11,739) | 20,215 |
| Oct-17 | 42,000 | 28% | 363,300 | 19% | 420,800 | 30,457 | 16% | 363,496 | 13% | 395,591 | 11,543 | (196) | 25,209 |
| Nov-17 | 35,500 | 20% | 398,800 | 19% | 426,700 | 21,950 | 21% | 385,446 | 14% | 399,366 | 13,550 | 13,354 | 27,334 |
| Dec-17 | 30,700 | 10% | 429,500 | 18% | 429,500 | 15,741 | 13% | 401,187 | 14% | 401,187 | 14,959 | 28,313 | 28,313 |
| **Jan-18** | **35,800** | **27%** | **35,800** | **27%** | **437,200** | **18,723** | **14%** | **18,723** | **14%** | **403,439** | **17,077** | **17,077** | **33,761** |
| Feb-18 | 36,700 | 11% | 72,500 | 18% | 440,800 | 24,243 | 13% | 42,966 | 14% | 406,306 | 12,457 | 29,534 | 34,494 |
| Mar-18 | 44,400 | 10% | 116,900 | 15% | 444,900 | 38,478 | 9% | 81,444 | 11% | 409,528 | 5,922 | 35,456 | 35,372 |
| Apr-18 | 40,000 | 10% | 156,900 | 14% | 448,600 | 44,292 | 4% | 125,736 | 9% | 411,364 | (4,292) | 31,164 | 37,236 |
| May-18 | 38,700 | 0% | 195,600 | 11% | 448,600 | 52,794 | 9% | 178,530 | 9% | 415,638 | (14,094) | 17,070 | 32,962 |
| Jun-18 | 36,800 | -10% | 232,400 | 7% | 444,500 | 51,936 | 7% | 230,466 | 9% | 419,260 | (15,136) | 1,934 | 25,240 |
| Jul-18 | 31,900 | 14% | 264,300 | 8% | 448,500 | 46,694 | 8% | 277,160 | 8% | 422,565 | (14,794) | (12,860) | 25,935 |
| Aug-18 | 33,600 | -13% | 297,900 | 5% | 443,600 | 44,308 | 3% | 321,468 | 8% | 424,061 | (10,708) | (23,568) | 19,539 |
| Sep-18 | 26,780 | -29% | 324,680 | 1% | 432,880 | 32,187 | -7% | 353,655 | 6% | 421,803 | (5,407) | (28,975) | 11,077 |
| Oct-18 | 37,900 | -10% | 362,580 | 0% | 428,780 | 29,857 | -2% | 383,512 | 6% | 421,203 | 8,043 | (20,932) | 7,577 |
| Nov-18 | 28,000 | -21% | 390,580 | -2% | 421,280 | 20,443 | -7% | 403,955 | 5% | 419,696 | 7,557 | (13,375) | 1,584 |
| Dec-18 | 24,400 | -21% | 414,980 | -3% | 414,980 | 15,825 | 1% | 419,780 | 5% | 419,780 | 8,575 | (4,800) | (4,800) |
| **Jan-19** | **20,900** | **-42%** | **20,900** | **-42%** | **400,080** | **16,938** | **-10%** | **16,938** | **-10%** | **417,995** | **3,962** | **(838)** | **(17,915)** |
| | | | | | | | | | | | | | |
| Change '07 - LTM '19 | | | 138,380 | 53% | | | | 139,186 | 50% | | | | 56,760 |
| Cumulative '07 - '18 | | | --- | --- | | | | --- | --- | | | | 57,598 |
| 2018 | | | 414,980 | -3% | | | | 419,780 | 5% | | | | 27,334 |
| 2017 | | | 429,500 | 18% | | | | 401,187 | 14% | | | | 28,313 |
| 2016 | | | 362,700 | 15% | | | | 352,706 | 11% | | | | 9,994 |
| 2015 | | | 314,400 | 5% | | | | 317,115 | 14% | | | | (2,715) |
| 2014 | | | 298,900 | 12% | | | | 277,345 | 11% | | | | 21,555 |
| 2013 | | | 268,000 | 10% | | | | 250,785 | 13% | | | | 17,215 |
| 2012 | | | 242,900 | 14% | | | | 222,777 | 8% | | | | 20,123 |
| 2011 | | | 212,900 | 7% | | | | 205,961 | 11% | | | | 6,939 |
| 2010 | | | 199,200 | 44% | | | | 186,010 | 13% | | | | 13,190 |
| 2009 | | | 138,300 | -25% | | | | 164,254 | -27% | | | | (25,954) |
| 2008 | | | 185,100 | -29% | | | | 226,387 | -19% | | | | (41,287) |
| 2007 | | | 261,700 | -10% | | | | 278,809 | 4% | | | | (17,109) |

(1) Towables include Travel Trailers and Fifth-Wheels, which are the company's primary market. Does not include folding campers and truck campers.
(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).
(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.
(5) Retail data does not include Quebec towable data for years prior to 2011 due to the inavailability of the data per Statistical Surveys, Inc. Retail data for Quebec towables is reflected in the retail statistics beginning in January 2011.

LCI INDUSTRIES

## LCI Industries
## Industry Statistics Summary
## MOTORIZED RECREATIONAL VEHICLES (RV)

| MOTORIZED [2] | Wholesale Units [3] | | | | | Retail Units [4] | | | | | Dealer Inventory Impact | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Month | | YTD | | LTM | Month | | YTD | | LTM | Month | YTD | LTM |
| Dec-16 | 4,200 | 11% | 54,800 | 16% | 54,800 | 2,384 | 8% | 46,789 | 11% | 46,789 | 1,816 | 8,011 | 8,011 |
| Jan-17 | 4,900 | 14% | 4,900 | 14% | 55,400 | 2,767 | 14% | 2,767 | 14% | 47,120 | 2,133 | 2,133 | 8,280 |
| Feb-17 | 5,600 | 17% | 10,500 | 15% | 56,200 | 3,238 | 13% | 6,005 | 14% | 47,504 | 2,362 | 4,495 | 8,696 |
| Mar-17 | 5,800 | 18% | 16,300 | 16% | 57,100 | 5,144 | 21% | 11,149 | 17% | 48,383 | 656 | 5,151 | 8,717 |
| Apr-17 | 5,100 | 0% | 21,400 | 12% | 57,100 | 5,791 | 16% | 16,940 | 16% | 49,176 | (691) | 4,460 | 7,924 |
| May-17 | 6,200 | 29% | 27,600 | 15% | 58,500 | 5,919 | 20% | 22,859 | 17% | 50,157 | 281 | 4,741 | 8,343 |
| Jun-17 | 5,200 | 6% | 32,800 | 14% | 58,800 | 5,699 | 18% | 28,558 | 17% | 51,038 | (499) | 4,242 | 7,762 |
| Jul-17 | 3,900 | 11% | 36,700 | 14% | 59,200 | 4,975 | 8% | 33,533 | 16% | 51,414 | (1,075) | 3,167 | 7,786 |
| Aug-17 | 5,600 | 17% | 42,300 | 14% | 60,000 | 4,801 | 10% | 38,334 | 15% | 51,837 | 799 | 3,966 | 8,163 |
| Sep-17 | 5,000 | 11% | 47,300 | 14% | 60,500 | 4,448 | 5% | 42,782 | 14% | 52,029 | 552 | 4,518 | 8,471 |
| Oct-17 | 5,600 | 19% | 52,900 | 14% | 61,400 | 4,089 | 5% | 46,871 | 13% | 52,238 | 1,511 | 6,029 | 9,162 |
| Nov-17 | 5,000 | 16% | 57,900 | 14% | 62,100 | 3,351 | 12% | 50,222 | 13% | 52,606 | 1,649 | 7,678 | 9,494 |
| Dec-17 | 4,700 | 12% | 62,600 | 14% | 62,600 | 2,629 | 10% | 52,851 | 13% | 52,851 | 2,071 | 9,749 | 9,749 |
| **Jan-18** | **5,800** | **18%** | **5,800** | **18%** | **63,500** | **3,114** | **13%** | **3,114** | **13%** | **53,198** | **2,686** | **2,686** | **10,302** |
| Feb-18 | 5,600 | 0% | 11,400 | 9% | 63,500 | 3,476 | 7% | 6,590 | 10% | 53,436 | 2,124 | 4,810 | 10,064 |
| Mar-18 | 6,100 | 5% | 17,500 | 7% | 63,800 | 5,282 | 3% | 11,872 | 6% | 53,574 | 818 | 5,628 | 10,226 |
| Apr-18 | 6,000 | 18% | 23,500 | 10% | 64,700 | 5,567 | -4% | 17,439 | 3% | 53,350 | 433 | 6,061 | 11,350 |
| May-18 | 5,400 | -13% | 28,900 | 5% | 63,900 | 6,286 | 6% | 23,725 | 4% | 53,717 | (886) | 5,175 | 10,183 |
| Jun-18 | 4,200 | -19% | 33,100 | 1% | 62,900 | 5,525 | -3% | 29,250 | 2% | 53,543 | (1,325) | 3,850 | 9,357 |
| Jul-18 | 3,600 | -8% | 36,700 | 0% | 62,600 | 4,696 | -6% | 33,946 | 1% | 53,264 | (1,096) | 2,754 | 9,336 |
| Aug-18 | 5,000 | -11% | 41,700 | -1% | 62,000 | 4,847 | 1% | 38,793 | 1% | 53,310 | 153 | 2,907 | 8,690 |
| Sep-18 | 3,800 | -24% | 45,500 | -4% | 60,800 | 3,935 | -12% | 42,728 | 0% | 52,797 | (135) | 2,772 | 8,003 |
| Oct-18 | 4,800 | -14% | 50,300 | -5% | 60,000 | 3,671 | -10% | 46,399 | -1% | 52,379 | 1,129 | 3,901 | 7,621 |
| Nov-18 | 4,100 | -18% | 54,400 | -6% | 59,100 | 3,125 | -7% | 49,524 | -1% | 52,153 | 975 | 4,876 | 6,947 |
| Dec-18 | 3,200 | -32% | 57,600 | -8% | 57,600 | 2,244 | -15% | 51,768 | -2% | 51,768 | 956 | 5,832 | 5,832 |
| **Jan-19** | **3,949** | **-32%** | **3,949** | **-32%** | **55,749** | **2,298** | **-26%** | **2,298** | **-26%** | **50,952** | **1,651** | **7,483** | **4,797** |
| | | | | | | | | | | | | | |
| Change '07 - LTM '18 | | | 349 | 1% | | | | (83) | 0% | | | | 56,353 |
| Cumulative '07 - '18 | | | --- | --- | | | | --- | --- | | | | 48,870 |
| 2018 | | | 54,400 | -6% | | | | 49,524 | -1% | | | | 9,494 |
| 2017 | | | 62,600 | 14% | | | | 52,851 | 13% | | | | 9,749 |
| 2016 | | | 54,800 | 16% | | | | 46,789 | 11% | | | | 8,011 |
| 2015 | | | 47,300 | 8% | | | | 42,020 | 15% | | | | 5,280 |
| 2014 | | | 43,900 | 15% | | | | 36,477 | 16% | | | | 7,423 |
| 2013 | | | 38,300 | 36% | | | | 31,519 | 31% | | | | 6,781 |
| 2012 | | | 28,200 | 14% | | | | 23,979 | 6% | | | | 4,221 |
| 2011 | | | 24,800 | -2% | | | | 22,525 | 1% | | | | 2,275 |
| 2010 | | | 25,200 | 91% | | | | 22,389 | 8% | | | | 2,811 |
| 2009 | | | 13,200 | -53% | | | | 20,801 | -35% | | | | (7,601) |
| 2008 | | | 28,300 | -49% | | | | 32,239 | -37% | | | | (3,939) |
| 2007 | | | 55,400 | -1% | | | | 51,035 | -4% | | | | 4,365 |

(2) Motorized includes Class A and Class C motorhomes. Does not include Class B.
(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).
(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

LCI INDUSTRIES

# Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Stephen O'Hara – (212) 894-3329
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206
- **Baird**
  - Craig Kennison – (414) 765-3870

LCI INDUSTRIES

# Appendix

LCI INDUSTRIES

LCI INDUSTRIES

# Management Team



**JASON LIPPERT, CEO**

20+ years with LCI Industries



**BRIAN HALL, CFO**

5+ years with LCI Industries

- **Average tenure of LCI's members of senior management is 15+ years with the company**

# RVs - Industry Wholesale Shipments
(Compared to LCI's Performance)

Industry Units

**Approximately 64% of LCI's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs**

OEM RV Net Sales


(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
LCI OEM RV Segment Net Sales
0
100
200
300
400
500
600
700
800
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019 P
257
311
321
370
384
391
353
237
166
242
252
374
431
505
484
453
$108
$171
$220
$348
$448
$509
$492
$368
$313
$445
$520
$692
$776
$912
$1,025
$1,216
$1,565
$1,628

- Projections for 2019 are the latest published by the RVIA (Winter 2018).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

LCI INDUSTRIES

# › RV Market

## Towable RVs

(Approximately 64% of LCI's OEM Segment net sales)



**88%** of industry 2017 unit sales

**62%** of 2017 wholesale dollar sales, or $12.4 billion
Retail cost $4,000 to $100,000+ per unit. Average about $30,000

## Motorhomes

(Approximately 8% of LCI's OEM Segment net sales)



**12%** of industry 2017 unit sales

**38%** of 2017 wholesale dollar sales, or $7.6 billion
Retail cost $41,000 to $400,000+ per unit. Average about $120,000

# › Why We are Optimistic







**More economical family vacations**

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four according to RVIA studies

**Positive demographics**

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

**Shift toward more RV-related activities**

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

LCI INDUSTRIES

# › RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, LCI's primary RV market
Wholesale
Retail
(Units in thousands)
450
400
350
300
250
200
150
100
50
0
2007 262 279
2008 185 226
2009 138 164
2010 199 186
2011 213 206
2012 243 223
2013 268 251
2014 299 277
2015 314 317
2016 363 353
2017 430 400
2018 415 419

| | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Estimated Dealer Inventory Change | (17) | (41) | (26) | 13 | 7 | 20 | 17 | 22 | (3) | 10 | 30 | (4) |

- Cumulative dealer inventory change from 2006 to 2016 is estimated to be a net increase of 2, which indicates dealer inventories recently reached pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.

LCI INDUSTRIES

# Number of U.S. Households that Own an RV
(in Millions)



10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

# › Demographics

*(RV Consumer Demographic Profile – 2011)*

| | 2005 | 2011 |
|---|---|---|
| Number of U.S. households that own an RV | 7.9 million | 8.9 million |
| Household ownership rates of RVs | 8.0 % | 8.5 % |
| Average age of all RVs | 12.7 years | 14.2 years |
| Average time consumers have owned their current RV | 6.6 years | 8.4 years |
| Average income of RV owner | $78,000 | $75,000 |

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

# What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

LCI INDUSTRIES

# International RV Markets

- Europe is second to U.S. in unit production
- Acquired Project 2000 in 2016 – European footprint expanding bed-lifts
- Acquired Sessa Klein in 2017 – Train windows providing entry-point for caravan windows
- Acquired Metallarte in 2017 – Entry and compartment doors for the caravan market
- Acquired ST.LA. in 2018 – expanding bed-lifts



LMC
Meine Welt

LCI INDUSTRIES

# Research and Development

## Focus on innovation

- Invested over $16 million in 2018
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D teams



LCI INDUSTRIES

# Aftermarket Opportunity

- LCI sells more than $1.5 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is estimated to be double the size of the new RV market each year
- Higher margins



# › OEM Specialty Vehicle / Adjacent Markets

| Bus | Heavy Truck | Fleet | Marine | Cargo | Train |
|---|---|---|---|---|---|
|  |  |  |  |  |  |